UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 26, 2006
Date of Report (Date of earliest event reported)

TIB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Florida	0000-21329	65-0655973
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
599 9th Street North, Suite 101 Naples, Florida		34102-5624
(Address of principal executive offices)		(Zip Code)
(239) 263-3344
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 27, 2006, the Company issued a press release announcing that the Company’s Board of Directors had approved an amendment to the Company’s Restated Articles of Incorporation to effect a two-for-one stock split to shareholders of record as of the close of business on October 9, 2006. It is anticipated that the certificates for the additional shares will be issued to shareholders on October 23, 2006. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference. The text of the amendment to the Company’s articles of incorporation is filed as exhibit 99.2 to this form 8-K.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated September 27, 2006.
99.2	Amendment to Articles of Incorporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIB FINANCIAL CORP.
	By:	/s/ Edward V. Lett
Edward V. Lett
President and Chief Executive Officer
Date: September 28, 2006

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